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                               EXHIBIT (10)LL.(i)
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                              UNITED JERSEY BANKS
                             1987 STOCK OPTION PLAN
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                              UNITED JERSEY BANKS

                             1987 STOCK OPTION PLAN

Article                                                                    Page

I.       Purposes                                                          A-1
II.      Amount of Stock Subject to the Plan                               A-1
III.     Administration                                                    A-1
IV.      Eligibility                                                       A-2
V.       Maximum Allotment of Incentive Options                            A-3
VI.      Option Price and Payment                                          A-3
VII.     Use of Proceeds                                                   A-3
VIII.    Term of Options and Limitations on the Right of Exercise          A-4
IX.      Exercise of Options                                               A-4
X.       Stock Appreciation Rights                                         A-4
XI.      Nontransferability of Options and Stock Appreciation Rights       A-5
XII.     Termination of Employment                                         A-5
XIII.    Adjustment of Shares; Effect of Certain Transactions              A-7
XIV.     Right to Terminate Employment                                     A-8
XV.      Purchase for Investment                                           A-8
XVI.     Issuance of Certificates; Legends; Payment of Expenses            A-8
XVII.    Withholding Taxes                                                 A-9
XVIII.   Listing of Shares and Related Matters                             A-9
XIX.     Amendment of the Plan                                             A-9
XX.      Termination or Suspension of the Plan                             A-9
XXI.     Governing Law                                                     A-10
XXII.    Partial Invalidity                                                A-10
XXIII.   Effective Date                                                    A-10


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                              UNITED JERSEY BANKS

                             1987 STOCK OPTION PLAN

         I. PURPOSES

         United Jersey Banks (the "Company") desires to afford certain of its key employees and the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company.

         The stock options ("Options") and stock appreciation rights ("Rights") offered pursuant to this 1987 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

         The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

         The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422A of the Internal Revenue Code of 1986 (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

         II. AMOUNT OF STOCK SUBJECT TO THE PLAN

         The total number of shares of common stock of the Company which either may be purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan shall not exceed, in the aggregate, one million three hundred thousand (1,300,000) shares of the authorized common stock, $1.20 par value per share, of the Company (the "Shares"). Shares which are subject to Rights and related Options shall be counted only once in determining whether the maximum number of Shares which may be purchased or acquired under the Plan has been exceeded.

         Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised, new Options or Rights may be granted with respect to the Shares covered by such expired or terminated Options or Rights, provided that the grant and the terms of such new Options or Rights shall in all respects comply with the provisions of the Plan.

         Except as provided in Article XXIII, the Company may, from time to time during the period beginning February 18, 1987 (the "Effective Date") and ending February 17, 1992 (the Termination Date"), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Options, Rights or both Options and Rights, under the terms hereinafter set forth.

         Provisions of the Plan which pertain to Options or Rights granted to an employee shall apply to Options, Rights or a combination thereof.

         As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 425(f) and 425(e) of the Code.

         III. ADMINISTRATION

         The board of directors of the Company (the "Board of Directors") shall designate from among its members an option committee (the "Committee"), which shall consist of no fewer than three members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to administer the Plan. A majority of the members of the Committee

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shall constitute a quorum, and the act of a majority of the members of the
Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

         Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors or the Executive Committee thereof; provided, however, that, with respect to the participation in the Plan by employees who are members of the Board of Directors or of the Executive Committee, as the case may be, such powers and functions of the Committee may be exercised by the Board of Directors or the Executive Committee only if, at the time of such exercise, a majority of the members of the Board of Directors or the Executive Committee, as the case may be, and a majority of the directors acting in the particular matter, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.

         Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the employees to whom Options or Rights shall be granted, the time when such Options or Rights shall be granted to employees, the number of Shares which shall be subject to each Option or Right, the purchase price of each Share which shall be subject to each Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), and the other terms and provisions thereof. In determining the employees to whom Options or Rights shall be granted and the number of Shares for which Options or Rights shall be granted to each employee, the Board of Directors or the Committee, as the case may be, shall consider the length of service, the amount of earnings, and the responsibilities and duties of such employee; provided, however, that no employee shall be granted Incentive Options in any calendar year to purchase shares of stock in the Company or in any subsidiary corporation or parent corporation of the Company in excess of the maximum allotment prescribed in
Article V.

         Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and Options and Rights granted thereunder, to amend the Plan and Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options (which need not be identical) and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors or the Committee, as the case may be, also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the Option or Right for a period of six (6) months following the date of acquisition of such Shares and
(ii) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof.

         The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

         The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Right granted hereunder.

         IV. ELIGIBILITY

         Options and Rights may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company, except members of the Committee and

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except as hereinafter provided, and shall not be granted to any officer or director who is not also a salaried key employee. Any person who shall have retired from the active employment by the Company, although such person shall have entered into a consulting contract with the Company, shall not be eligible to receive an Option or a Right.

         An Incentive Option shall not be granted to any person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company. In determining stock ownership of an employee, the rules of Section 425(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the employee and believed by it to be true.

         V. MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS

         No employee shall be granted Incentive Options to purchase shares of stock of the Company or of any subsidiary corporation or parent corporation of the Company or any combination thereof, if the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any parent corporation or subsidiary corporation of the Company) exceeds $100,000. For purposes of this limitation, the fair market value of stock is determined as of the time the Option is granted. To the extent permitted for purposes of Section 422A(b)(7) of the Code, the limitation set forth in this Article V shall take into account only those Incentive Options granted after December 31, 1986.

         VI. OPTION PRICE AND PAYMENT

         The price for each Share purchasable under any Option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall, in its best judgment, determine on the basis of facts and circumstances to be not less than one hundred percent (100%) of the fair market value per Share at the date the Option is granted.

         If the Shares are listed on a national securities exchange in the United States on the date any Option is granted, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

         For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.

         Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

         VII. USE OF PROCEEDS

         The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of

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Directors shall determine.

         VIII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

         Unless the Board of Directors or the Committee, as the case may be, shall determine otherwise (in which event the instrument evidencing the Option granted hereunder shall so specify), any Incentive Option granted hereunder shall be exercisable during a period of not more than ten (10) years from the date of grant of such Option at such times and in such amounts as the Board of Directors or the Committee shall determine at such date of grant.

         Any Non-Qualified Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option.

         The Board of Directors or the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

         To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Board of Directors or the Committee, as the case may be, shall have the right to use the Shares as to which such Option shall not have been exercised to grant one or more additional Options or Rights to any eligible employee, but any such grant of an additional Option or Right shall be made prior to the close of business on the Termination Date.

         In no event shall an Option granted hereunder be exercised for a fraction of a share.

         IX. EXERCISE OF OPTIONS

         Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XV, XVII and XVIII, the Company shall cause certificates for the Shares so purchased to be delivered to the optionee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

         X. STOCK APPRECIATION RIGHTS

         In the discretion of the Board of Directors or the Committee, as the case may be, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

         The exercise price of a Right granted alone shall be determined by the Board of Directors or the Committee, as the case may be, but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

         Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

         Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Board of Directors or the Committee, as the case may be.

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         A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board of Directors or the Committee, as the case maybe, in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Board of Directors or the Committee, as the case may be, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, on the clay of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by
(ii) the number of Shares for which such Right shall be exercised; provided, however, that the aggregate value of cash and Shares which may be received by a holder with respect to the Share upon exercise of a Right shall not exceed one hundred percent (100%) of the exercise price per Share under such Right.

         Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request tiled with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Board of Directors or the Committee, as the case may be, shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Right or to exercise a Right for cash may provide that, in the event the Board of Directors or the Committee, as the case may be, shall disapprove such Request, such Request shall be deemed to be an exercise of such Right for Shares.

         If the Board of Directors or the Committee, as the case may be, disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Board of Directors or the Committee, as the case may be. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

         A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right, if such Right or the related Option shall have been exercised during the first six (6) months of its respective term; provided, however, that such prohibition shall not apply if the holder of such Right dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period, or if such holder is not a Director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act.

         A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

         XI. NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

         Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

         XII. TERMINATION OF EMPLOYMENT

         Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the employee, unless otherwise specified by the Board of Directors or the Committee, as the case may be, in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void, provided that;

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                  (a) if the employee shall die while in the employ of such
         corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such Option or Right; and

                  (b) if the employment of any employee to whom such Option or related Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors or the Committee, as the case may
         be), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one
         (1) year after the date of termination of employment in the case of termination by reason of disability.

         In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.

         If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Board of Directors or the Committee, as the case may be, in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.

         Notwithstanding any other provision of this Article XII, if the employment of any employee with the Company and all subsidiary and parent corporations of the Company is terminated, whether voluntarily or involuntarily, within a one-year period following a change in control of the Company (as defined in Article XIII) and while such employee is entitled to exercise an Option or Right as herein provided, other than a termination of such employment by the employer for cause, such employee shall have the right to exercise all or any portion of such Option or Right at any time up to and including three (3) months after the date of such termination of employment, at which time such Option or Right shall cease to be exercisable.

         If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

         For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or will probably cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company (other

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than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors or the Committee; or
(d) the order of a federal or state bank regulatory agency or a court of competent jurisdiction requiring the termination of the employee's employment. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422A(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence such individual shall be considered an "employee" for purposes of the exercise of an Option or Right and shall be entitled to exercise such Option or Right during such leave if the period of such leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

         A termination of employment shall not be deemed to occur by reason of
(i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

         XIII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

         In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option and Right such that each such Option and Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option or Right had such Option or Right been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" shall after any such change refer to the securities, cash and/or property then receivable upon exercise of an Option or Right. In addition, in the event of any such change, the Board of Directors or the Committee, as the case may be, shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which Options or Rights may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Board of Directors or the Committee, as the case may be, as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 425(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422A of the Code.

         In the event of a change in control of the Company, all then outstanding Options and Rights shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if; (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing thirty-three percent or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (c) the Company shall become subject to the delisting of the Shares by the New York Stock Exchange or any successor exchange in respect of the number

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
of publicly-held Shares or the number of stockholders holding one hundred Shares or more; or (d) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company; or (e) the Board of Directors shall approve any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a), (b) or (c) above.

         The Board or Directors or Committee, as the case may be, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option or Right. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of a transaction described above if the holder of such Option or Right is a Director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period.

         XIV. RIGHT TO TERMINATE EMPLOYMENT

         The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of an Option or Right; and it shall not impose any obligation on the part of any holder of an Option or Right to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

         XV. PURCHASE FOR INVESTMENT

         Except as hereafter provided, the holder of an Option or Right granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

         XVI. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

         Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares as to which the Option or Right has been exercised shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person or persons.

         The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option or Right granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to
(i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the

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
occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

         The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

         All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

         XVII. WITHHOLDING TAXES

         The Company may require an employee exercising a Right or a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe.

         XVIII. LISTING OF SHARES AND RELATED MATTERS

         If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

         XIX. AMENDMENT OF THE PLAN

         The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XIII), (ii) reduce the exercise price of any Incentive Option granted hereunder below the price required by Article VI, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422A of the Code. The rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of the Option or Right.

         XX. TERMINATION OR SUSPENSION OF THE PLAN

         The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXIII or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option or Right may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

         XXI. GOVERNING LAW

         The Plan, such Options and Rights as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey from time to time obtaining.

         XXII. PARTIAL INVALIDITY

         The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

         XXIII. EFFECTIVE DATE

         The Plan shall become effective at 5:00 P.M., New York City time, on the Effective Date, the date on which the Plan was adopted by the Board of Directors; provided, however, that if the Plan is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months before or after the Effective Date, the Plan and any Options and Rights granted thereunder shall terminate.


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